Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Cleopatra International Group, Inc. (the "Company") hereby certifies that, to his or her knowledge, the Company's Quarterly Report on Form 10-Q/A to which this certification is attached (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ YongPing Xu
YongPing Xu, Chief Executive Officer
(Principal Executive Officer)

March 25, 2011